SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 13, 2012 (Date of earliest event reported)

Commission File No.: 0-25969

RADIO ONE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	52-1166660 (I.R.S. Employer Identification No.)

1010 Wayne Avenue
14th Floor
Silver Spring, Maryland 20910
(Address of principal executive offices)

(301) 429-3200
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01.    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

    On July 13, 2012, Radio One, Inc. (the “Company”) received notification (the “Notification”) from the NASDAQ Stock Market (“NASDAQ”) that for the 30 consecutive business days prior to July 13, 2012, the bid price of the Company’s Class D common stock had closed below the minimum $1.00 per share requirement for continued listing under Marketplace Rule 5450(a)(1). As such, the Company’s Class D common stock had become non-compliant with NASDAQ’s continued listing requirements.    The Notification does not affect the Class A common stock.

    In accordance with Marketplace Rule 5810(c)(3)(A), the Company has a grace period of 180 calendar days, or until January 9, 2013, to regain compliance with the minimum bid price requirement. To regain compliance, the closing bid price of the Company’s Class D common stock must meet or exceed $1.00 per share for at least ten consecutive business days during this 180-day grace period. If the Company chooses to implement a reverse stock split to achieve compliance, it must complete the split no later than ten business days prior to the expiration date of the grace period in order to regain compliance.

    If the Company does not regain compliance by January 9, 2013, NASDAQ will provide written notification that the Company’s Class D common stock will be delisted.  However, the Company may apply to transfer its Class D common stock to the NASDAQ Capital Market.   If its application is approved, NASDAQ will afford the Company a second 180 calendar day compliance period in order to regain compliance while on the NASDAQ Capital Market.

    If the Company then fails to regain compliance within the grace period permitted by the NASDAQ Capital Market, the Company’s Class D common stock will be subject to delisting by NASDAQ. The Company will consider available options to resolve the noncompliance with the minimum bid price requirement. However, there can be no assurance that the Company will be able to regain compliance with the minimum bid price requirement or other NASDAQ listing criteria.

Forward-Looking Statements

    Certain statements in this Current Report on Form 8-K constitute forward-looking statements that involve a number of known and unknown risks, uncertainties and other factors that may cause such forward-looking statements not to be realized. Factors that could cause actual results to differ materially from the forward-looking statements include changes to the listing standards, policies and procedures of the NASDAQ National Market, fluctuations in the Company’s general financial and operating results, changes in the Company’s liquidity and capital resources, declines in the market price of the Company’s common stock, changes in the capital markets, competition, and general and industry-specific economic conditions. For more information about these and other risks that could affect the forward-looking statements herein, please see the Company’s annual report on Form 10-K for the year ended December 31, 2011 and other filings made with the Securities and Exchange Commission. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any changes in expectations, or any change in events or circumstances on which those statements are based, unless otherwise required by law.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADIO ONE, INC.
/s/ Peter D. Thompson
July 18, 2012	Peter D. Thompson
Executive Vice President and Chief Financial Officer